Exhibit 10.9

Execution Version

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This First Amendment to Note Purchase Agreement (this “Amendment”), dated as of September 30, 2002, is by and between KENAN TRANSPORT COMPANY, a North Carolina corporation (“Kenan”), ADVANTAGE MANAGEMENT GROUP, INC., an Ohio corporation (“AMG” and together with Kenan collectively, the “Company”), RSTW PARTNERS III, L.P., a Delaware limited partnership (“RSTW”), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a mutual life insurance company established under the laws of the Commonwealth of Massachusetts (“MMLI”), MASSMUTUAL CORPORATE INVESTORS, a Massachusetts business trust (“MCI”), and MASSMUTUAL PARTICIPATION INVESTORS, a Massachusetts business trust (“MPI”). MMLI, MCI and MPI are hereinafter referred to, collectively, as the “MassMutual Investors”. RSTW and the MassMutual Investors are collectively referred to herein as the “Purchasers”. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Note Agreement.

RECITALS

A.                                   The Company and the Purchasers have entered into that certain Note Purchase Agreement, dated April 30, 2001 (the “Note Agreement”).

B.                                    The Purchasers and the Company desire to amend the Note Agreement to modify certain provisions thereof.

C.                                    The Purchasers are willing to amend the Note Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.                           AMENDMENT TO NOTE AGREEMENT. Unless otherwise specified, all section references in this Section 1 of the Amendment refer to sections of the Note Agreement. The Note Agreement is hereby amended as follows:

1.1.                              Amendment to Section 6.23(a) of the Note Agreement. Effective as of the date hereof, Section 6.23(a) of the Note Agreement is hereby amended and restated to read in its entirety as follows:

“(a)                            Maximum Leverage Ratio. The Company and the other Credit Parties will at all times maintain a Leverage Ratio of the Credit Parties as of the last day of any fiscal quarter of the Parent ending during any test period set forth on the table below not to exceed the ratio set forth opposite such test period below:

1

Test Period	Ratio
Closing Date to December 30, 2001	4.40 to 1.00
December 31, 2001 to June 29, 2002	4.02 to 1.00
June 30, 2002 to September 29, 2002	3.85 to 1.00
September 30, 2002 to June 29, 2003	3.96 to 1.00
June 30, 2003 to September 29, 2003	3.69 to 1.00
September 30, 2003 to December 30, 2003	3.52 to 1.00
December 31, 2003 to March 30, 2004	3.30 to 1.00
March 31, 2004 to June 29, 2004	2.92 to 1.00
June 30, 2004 to September 29, 2005	2.75 to 1.00
September 30, 2005 to December 31, 2007	2.48 to 1.00
January 1, 2008 and thereafter	2.25 to 1.00”

SECTION 3.                           CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Purchasers:

3.1.                              The Purchasers shall have received:

(a)                                  this Amendment, executed and delivered by a duly authorized officer of the Company and consented to by duly authorized officers of the Parent, AMHC and each of the Subsidiaries of the Company;

(b)                                 a Consent and Ratification by the Parent, AMHC and each Subsidiary of the Company under the Guaranty, in the form attached to this Amendment following the signature pages hereto;

(c)                                  such additional documents, instruments and information as the Purchasers or their legal counsel may request.

3.2.                              The representations and warranties contained herein, in the Note Agreement, as amended hereby, and the Other Agreements shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

3.3.                              After giving effect to this Amendment, (a) no Potential Default or Event of Default under the Note Agreement, as amended hereby, shall have occurred and be continuing, and (b) no violation or default under any Other Agreement shall have occurred and be continuing.

SECTION 4.                           RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

4.1.                              The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Note Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. The Company and the Purchasers agree that the Note Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.2.                            The Company hereby represents and warrants to the Purchasers that (a) the execution, delivery and performance of this Amendment and any and all other agreements, documents and instruments executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the Certificate of Incorporation or Bylaws of the Company; (b) the representations and warranties contained in the Note Agreement and the Other Agreements, as amended hereby, are true and correct on and as of the date hereof as though made on and as of such date; (c) after giving effect to this Amendment (i) no Potential Default or Event of Default under the Note Agreement, as amended hereby, has occurred and is continuing, and (ii) no violation or default under any Other Agreement shall have occurred and be continuing; and (d) after giving effect to this Amendment, the Company is in full compliance with all covenants and agreements contained in the Note Agreement, as amended hereby, and the Other Agreements.

SECTION 5.                         MISCELLANEOUS.

5.1.                              Survival of Representations and Warranties.  All representations and warranties made in the Note Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other agreements, documents and instruments executed or to be executed in connection herewith, and no investigation by the Purchasers or any closing shall affect the representations and warranties or the right of the Purchasers to rely upon them.

5.2.                              References to the Note Agreement.  Each of the Note Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of any of the foregoing, are hereby amended so that any reference therein to the Note Agreement (or any terms as defined therein) shall mean a reference to the same as amended hereby.

5.3.                              Expenses of Purchasers.  The Company agrees to pay on demand all costs and expenses incurred by the Purchasers in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of the Purchasers’ legal counsel.

5.4.                              Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.5.                              Successors and Assigns.  This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5.6.                              Headings.  The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

5.7.                              Counterparts. This Amendment may be executed in any number of counterparts, which shall collectively constitute one agreement.

5.8.                            Law Governing.  THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

5.9.                            Waiver; Modification. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

5.10.                     Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND RSTW HEREBY IRREVOCABLY AND EXPRESSLY WAIVE  ALL RIGHT TO A TRIAL BY JURY  IN  ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF RSTW IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

5.11.                     Final Agreement. THE NOTE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER AGREEMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE NOTE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the Company and Purchasers have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

COMPANY:

KENAN TRANSPORT COMPANY

By:	/s/ Carl H. Young
Name:
Title:

ADVANTAGE MANAGEMENT GROUP, INC.

By:	/s/ Carl H. Young
Name:
Title:

PURCHASERS:

RSTW PARTNERS III, L.P.

By:	RSTW Management, L.P., its general partner

	By:	Rice Mezzanine Corporation, its general partner

	By:	/s/ Kutt G. Keene
Kutt G. Keene
Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By:	David L. Babson & Company Inc., its Investment Adviser

	By:	/s/ Michael P. Hermsen
	Name:	Michael P. Hermsen
	Title:	Managing Director

MASSMUTUAL CORPORATE INVESTORS

By:	/s/ Michael P. Hermsen
Name:	Michael P. Hermsen
Title:	Vice President

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

MASSMUTUAL PARTICIPATION INVESTORS

By:	/s/ Michael P. Hermsen
Name:	Michael P. Hermsen
Title:	Vice President

The foregoing is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

The undersigned, as Administrative Agent under that certain Senior Subordination Agreement, dated April 30, 2001, by and among Senior Lender and the Purchasers, as amended, hereby acknowledges and consents to the terms and conditions of this Amendment.

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent

By:	/s/ Lindsay Gordon
Name:	Lindsay Gordon
Title:	Executive Director
CIBC World Markets Corp. As Agent

CONSENT AND RATIFICATION

Each of the undersigned, THE KENAN ADVANTAGE GROUP, INC., ADVANTAGE MANAGEMENT HOLDINGS CORP., J. MCDANIEL, INC., ADVANTAGE TANK LINES, INC., NORTH CANTON TRANSFER CO., EVALIA ACQUISITION CORP., GENI MANAGEMENT CORPORATION, GENI TRANSPORT, INC. and PETRO-CHEMICAL TRANSPORT, INC. (collectively, the “Guarantors”), has executed a certain Guaranty (“Guaranty”), in favor of the Purchasers (as defined in the foregoing Amendment). Each Guarantor hereby consents and agrees to the terms of the foregoing Amendment, and such Guarantor agrees that its Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms. Furthermore, each Guarantor hereby agrees and acknowledges that (a) its Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the Note Agreement (as defined in the foregoing Amendment), the Amendment or any other agreement, instrument or document executed in connection therewith shall adversely affect any right or remedy of the Purchasers under the Guaranty, (c) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any obligations of the Guarantor as guarantor pursuant to the Guaranty and shall not constitute a waiver by the Purchasers of any of the Purchasers’ rights against such Guarantor, (d) by virtue hereof and by virtue of its Guaranty, each Guarantor hereby guarantees to the Purchasers the prompt and full payment and full and faithful performance by the Company of the entirety of the “Indebtedness” (as defined in the Guaranty) on the terms and conditions set forth therein and any time further modified or amended, (e) such Guarantor’s consent is not required to the effectiveness of the Amendment, and (f) no consent by such Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Note Agreement (as defined in the foregoing Amendment).

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THE KENAN ADVANTAGE GROUP, INC.

By:	/s/ Carl H. Young
Name:	Carl H.Young
Title:	Chief Financial Officer

ADVANTAGE MANAGEMENT HOLDINGS CORP.

By:	/s/ Carl H. Young
Name:	Carl H.Young
Title:	Chief Financial Officer

J. MCDANIEL, INC.

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer

ADVANTAGE TANK LINES, & INC.

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer

NORTH CANTON TRANSFER CO.

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer

EVALIA ACQUISITION CORP.

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer

GENI MANAGEMENT CORPORATION

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer

GENI TRANSPORT, INC.

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer

PETRO-CHEMICAL TRANSPORT, INC.

By:	/s/ Carl H. Young
Name:	Carl H. Young
Title:	Chief Financial Officer